Exhibit 10.14

November 17, 2010




Cortez Exploration, LLC
Mr. O. F. Duffield, Manager
16786 Kincheloe Rd.
Siloam Springs, AR 72761

                                           RE:   Agreement on Lease No. N-59901,
                                                 Nye County, Nevada

Dear Bud:

This letter shall serve as written memorandum of our verbal agreement whereby Empire agrees to assign Cortez Exploration, LLC lease number N-59901 containing 3,840.56 acres located in Nye County, Nevada. The lease will be burdened with the government royalty and overriding royalties currently of record with the Bureau of Land Management (BLM).

In return for an assignment of lease N-59901 Cortez agrees to conduct further tests on the Empire Paradise Unit 2-12 well located in the SE/4 NE/4 Section 12, Twp 12N, Rge 34E, Nye County, Nevada. Cortez agrees to give Empire daily reports related to its further testing of the 2-12 well.

In addition to its commitment to further test the 2-12 well Cortez undertakes the following:

(a) To assume the responsibility of plugging or utilizing the Empire Cobble Cuesta Unit 1-12 well bore and restoring the location pursuant to the federal regulations.

(b) To assume the responsibility of plugging or utilizing the Empire Paradise Unit 2-12 well bore and restoring the location pursuant to the federal regulations.

(c) Replace Drilling Bond ($25,000) currently on file with BLM or pay Empire the sum of $25,000 upon receipt of assignment of lease number N-59901 and Empire will assign bond to Cortez.

(d) Prepare a Sundry Notice whereby Cortez assumes operations on lease number N-59901 from Empire which has been carrying out operations on said lease pursuant to an Agency Agreement with Cortez.

If the terms set out in this agreement meet your approval please sign and return one copy to Empire.
                                          Yours very truly,

                                          /s/ A. E. Whitehead

                                          A. E. Whitehead

AEW/gs




Page 2


Agreed to this 22nd day of
November, 2010



/s/  O. F. DUFFIELD
O. F. DUFFIELD, MANAGING PARTNER
Cortez Exploration, LLC
Mr. O. F. Duffield, Manager
November 17, 2010